UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 8, 2007
                                                         ----------------


                              JACK IN THE BOX INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-9390                 95-2698708
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 (State or other jurisdiction     (Commission            (I.R.S. Employer
      of incorporation)            File Number)        Identification Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                            92123
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(Address of principal executive offices)                   (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
             ------------------------------------------------------------------
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
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     On November 8, 2007, Alice B. Hayes, Ph.D., informed the Company of her intention to retire from its board of directors when her current term expires at the close of the Company's annual meeting of stockholders on Feb. 15, 2008. Dr. Hayes cited as the reason for retirement outside commitments requiring increasing amounts of her time. During fiscal 2007, Dr. Hayes chaired the Compensation Committee of the Company's Board of Directors and served on the Nominating & Governance Committee.



                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               JACK IN THE BOX INC.

                                         By:   /s/ JERRY P. REBEL
                                               ----------------------------
                                               Jerry P. Rebel
                                               Executive Vice President
                                               Chief Financial Officer
                                               (Principal Financial Officer)
                                               (Duly Authorized Signatory)
                                               Date: November 8, 2007


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